Index Annuity
issued by
Brighthouse Life Insurance Company
Brighthouse Separate Account Eleven for Variable Annuities
Supplement Dated May 1, 2020
to the Prospectus Dated May 1, 2010
This supplement updates certain information contained in your last prospectus dated May 1, 2010 and subsequent supplements for Index Annuity issued by Brighthouse Life Insurance Company (“We”, “Us”, or “the Company”). We no longer offer the Contract to new purchasers. We do continue to accept purchase payments from Contract Owners. You should read and retain this supplement with your Contract.The following information should be read in connection with the information presented on the first page of your prospectus.
The Variable Funding Options available under all Contracts are:
Brighthouse Funds Trust II
BlackRock Ultra-Short Term Bond Portfolio — Class A
MetLife MSCI EAFE® Index Portfolio — Class A
MetLife Russell 2000® Index Portfolio — Class A
MetLife Stock Index Portfolio — Class D

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on or after January 1, 2021, paper copies of the shareholder reports for the Underlying Funds available under your variable annuity contract will no longer be sent by mail, unless you specifically request paper copies of the reports from US. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Us electronically by contacting us at www.brighthousefinancial.com to enroll.
You may elect to receive all future reports in paper free of charge. You can inform Us that you wish to continue receiving paper copies of your shareholder reports by calling (800) 638-7732, or by sending an email correspondence to rcg@brighthousefinancial.com. Your election to receive reports in paper will apply to all Underlying Funds available under your contract.
The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes of up to 3.5% (see “Charges and Deductions — Premium Tax”) or other taxes, which may be applicable.
Contract Owner Transaction Expenses
Withdrawal Charge	6% (1)
(as a percentage of the Purchase Payments withdrawn)
Transfer Charge	$10 (2)
(assessed on transfers that exceed 12 per year)
Variable Liquidity Benefit Charge	6% (3)
(As a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate The Annuity Payments.)
Principal Protection Cancellation Charge
(as a percentage of Purchase Payment withdrawn from the Protected Funding Option)

Years Since Purchase Payment Made		Cancellation Charge
Greater than or Equal to	But less than
0 years	3 years	4%
3 years	6 years	3%
6 years	7 years	2%
7 years	8 years	1%
8 + years		0%
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.
Contract Administrative Charges
Annual Contract Administrative Charge	$30
(Waived if contract value is $50,000 or more)

(1)	The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for eight years. The charge is as follows:

Years Since Purchase Payment Made		Withdrawal Charge
Greater than or Equal to	But less than
0 years	2 years	6%
2 years	4 years	5%
4 years	6 years	4%
6 years	7 years	3%
7 years	8 years	2%
8 + years		0%
(2)	We do not currently assess the transfer charge.

(3)	This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after eight years. The charge is as follows:

Years Since Initial Purchase Payment		Withdrawal Charge
Greater than or Equal to	But less than
0 years	2 years	6%
2 years	4 years	5%
4 years	6 years	4%
6 years	7 years	3%
7 years	8years	2%
8+years		0%
Annual Separate Account Charges
(as a percentage of the average daily net assets of the Separate Account)
	Standard Death Benefit		Enhanced Death Benefit
Mortality and Expense Risk Charge	1.25%	Mortality and Expense Risk Charge	1.45%
Administrative Expense Charge	0.15%	Administrative Expense Charge	0.15%
Total Annual Separate Account Charges	1.40%	Total Separate Account Charges	1.60%
Underlying Fund Expenses as of December 31, 2019 (unless otherwise indicated):
The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any fee waivers or expense reimbursements. Certain Underlying Funds may impose a redemption fee in the future. The second table shows each Underlying Fund’s management fee, distribution and/or service (12b-1) fees if applicable, and other expenses. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 800-874-1225.
Minimum and Maximum Total Annual Underlying Fund Operating Expenses
	Minimum	Maximum
Total Annual Underlying Fund Operating Expenses
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.31%	0.39%
Underlying Fund Fees and Expenses as of December 31, 2019
(as a percentage of average daily net assets)
The following table is a summary. For more complete information on Underlying Fund fees and expenses, please refer to the prospectus for each Underlying Fund.
Underlying Fund	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Brighthouse Funds Trust II
BlackRock Ultra-Short Term Bond Portfolio — Class A	0.35%	—	0.04%	—	0.39%	0.02%	0.37%
MetLife MSCI EAFE® Index Portfolio — Class A	0.30%	—	0.07%	0.01%	0.38%	—	0.38%
MetLife Russell 2000® Index Portfolio — Class A	0.25%	—	0.06%	—	0.31%	—	0.31%
MetLife Stock Index Portfolio — Class D	0.25%	0.10%	0.03%	—	0.38%	0.01%	0.37%
The information shown in the table above was provided by the Underlying Funds. Certain Underlying Funds and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue at least until April 30, 2021. These arrangements can be terminated with respect to these Underlying Funds only with the approval of the Underlying Fund's board of directors or trustees. Please see the Underlying Funds’ prospectuses for additional information regarding these arrangements.
The Annuity Contract

The Variable Funding Options
Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund’s investment strategy, investment advisers and its fees. You may obtain an Underlying Fund prospectus by calling 800-874-1225 or through your registered representative. You should read the prospectuses for the Underlying Funds carefully. We do not guarantee the investment results of the Underlying Funds.
The current Underlying Funds are listed below, along with their investment adviser and any subadviser:
Underlying Fund	Investment Objective	Investment Adviser/Subadviser
Brighthouse Funds Trust II
BlackRock Ultra-Short Term Bond Portfolio — Class A	Seeks a high level of current income consistent with preservation of capital.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC
MetLife MSCI EAFE® Index Portfolio — Class A	Seeks to track the performance of the MSCI EAFE® Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MetLife Russell 2000® Index Portfolio — Class A	Seeks to track the performance of the Russell 2000® Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MetLife Stock Index Portfolio — Class D	Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
Transfers

Restrictions on Transfers
Restrictions on Frequent Transfers.Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we will impose transfer restrictions on the entire contract and will require future transfer requests to or from any Underlying Fund under the contract to be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. We monitor transfer activity in the following “Monitored Portfolios” for purposes of imposing our restrictions on frequent transfers.
MetLife MSCI EAFE® Index Portfolio
MetLife Russell 2000® Index Portfolio
Federal Tax Considerations

The following information describes changes in federal tax law affecting the required minimum distributions (“RMDs”) that you must take from a Qualified Annuity Contract during your life and that your beneficiary must take following your death. This information should be read in conjunction with the discussion of such distributions set forth primarily in the “Federal Income Tax Status” section of the prospectus, and to a lesser extent in other sections of the prospectus.

(1)	Effective January 1, 2020, the age at which RMDs generally must begin for IRAs and qualified retirement plans is extended from age 70 1⁄2 to age 72. This change only applies if you attained age 70 1⁄2 on or after January 1, 2020. Other requirements relating to RMD payments remain the same.
(2)	Effective January 1, 2020, when an IRA owner or defined contribution plan participant dies, any remaining interest must generally be distributed within 10 years after the IRA owner/participant’s death, unless an exception applies. An exception permits an “eligible designated beneficiary” to take distributions over the beneficiary’s life or over a period not exceeding the beneficiary’s life expectancy. An eligible designated beneficiary includes: the IRA owner/participant’s spouse or minor child (until the child reaches age of majority), certain disabled or chronically ill individuals, and individuals who are not more than 10 years younger than the IRA owner/participant.
The change described in (2) above can significantly affect a beneficiary’s ability to “stretch” distributions from a Qualified Annuity Contract over his or her life or life expectancy. It may also shorten the time period over which the remaining balance of the contract must be taken if the IRA owner/participant had been receiving payments at the time of death, either in the form of annuity payments or through withdrawals of the RMD amount each year. As a result of this change, we are not currently issuing inherited IRA Contracts to beneficiaries other than surviving spouses and individuals who are not more than 10 years younger than the deceased IRA owner/participant. We may modify this in the future, so please consult your financial representative. Any annuity payment or withdrawal option made available under the contract must comply with applicable federal income tax rules.
You should consult with your tax adviser if you think you may be affected by these changes
Other Information

The Insurance Company
We are not a fiduciary and do not give advice or make recommendations regarding insurance or investment products. Ask your financial representative for guidance regarding any requests or elections and for information about your particular investment needs. Please bear in mind that your financial representative, or any financial firm or financial professional you consult to provide advice, is not acting on our behalf. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities (including account recommendations).
Cybersecurity and Certain Business Continuity Risks
Our variable annuity contract business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g, the Underlying Funds and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day recordkeeping, are all executed through computer networks and systems.
We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on the Company and the Separate Account, as well as individual Owners and their contracts. Our Operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.
Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Other disruptive events, including (but not limited to) natural disasters and public health crises (such as COVID-19), may adversely affect our ability to conduct business, in particular if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event. Cybersecurity breaches and other disruptions to our business operations can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Underlying Funds; impact our ability to calculate Accumulation Unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues.

Cybersecurity breaches may also impact the issuers of securities in which the Variable Funding Options invest, and it is possible the funds underlying your contract could lose value. There can be no assurance that we or our service providers or the Variable Funding Options will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage and mitigate this risk at all times. Furthermore, we cannot control the cybersecurity plans and systems implemented by third parties, including service providers or issuers of securities in which the Variable Funding Options invest.
Financial Statements
The financial statements for each of the Sub-Accounts of the Separate Account are attached. Upon request, financial statements for the Company will be sent to you without charge.